Exhibit 99.1

608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Announces Mineral Resource Update
For Combined Passport and Hopi Tribe Property

VANCOUVER, BRITISH COLUMBIA--(Marketwire -02/26/13)- Passport Potash Inc. (TSX-V: PPI) (OTCQX: PPRTF) ("Passport" or the "Company") is pleased to announce that it has received an updated independent CSA National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") mineral resource estimate for its Holbrook Basin property in Northern Arizona. The report, which also includes mineral resources from the Hopi properties, was completed by ERCOSPLAN IngenieurgesellschaftGeotechnik und BergbaumbH ("ERCOSPLAN"), a consulting and engineering firm, specialized in the potash and salt industry, headquartered in Erfurt, Germany.

The mineral resource estimate of the combined properties includes measured and indicated mineral resources totaling 397.94 million tonnes of mineralized material with an average grade of 14.65% (equivalent to 58.35 million tonnes of KCl). For the indicated category of the combined properties, 363.17 million tonnes of mineralized material with an average KCl grade of 14.68% (equivalent to an indicated mineral resource of 53.35 million tonnes of KCl) have been estimated. For the measured category of the combined properties, 34.77 million tonnes of mineralized material with an average KCl grade of 14.38% (equivalent to a measured mineral resource of 5.00 million tonnes of KCl) have been estimated.

The inferred mineral resource of the combined properties consists of 790.73 million tonnes with an average KCl grade of 12.99% (equivalent to an inferred mineral resource of 102.74 million tonnes of KCl).

Measured mineral resources occur within a radius of 300m of an investigated drill hole, indicated mineral resources within 1,000m of an investigated drill hole minus any measured mineral resources in this area. Inferred mineral resources occur within 2,000m of an investigated drill hole minus any measured and indicated mineral resources in this area.

A summary of the measured and indicated mineral resources included in the updated mineral resource report are presented in Table 1. A summary of the inferred mineral resource included in the updated mineral resource report is presented in Table 2:

Table 1
	Measured Mineral Resources	Indicated Mineral Resources
PASSPORT Property
Millions of Tonnes of Mineralized Material	28.81	285.30
Average KCl Grade (%)	14.43	14.81

HOPI TRIBE'S Property
Millions of Tonnes of Mineralized Material	5.96	77.87
Average KCl Grade (%)	14.17	14.19

TOTAL Both Properties
Millions of Tonnes of Mineralized Material	34.77	363.17
Average KCl Grade (%)	14.38	14.68

Table 2
Inferred Mineral Resources

PASSPORT Property
Millions of Tonnes of Mineralized Material	638.30
Average KCl Grade (%)	12.85

HOPI TRIBE'S Property
Millions of Tonnes of Mineralized Material	152.44
Average KCl Grade (%)	13.57

TOTAL Both Properties
Millions of Tonnes of Mineralized Material	790.73
Average KCl Grade (%)	12.99

ERCOSPLAN has opined that the investigated part of the Passport property contains sufficient resources to publish a Preliminary Economic Assessment and justifies further expenditures of funds to expand the mineral resource.

Passport's President and CEO Joshua Bleak commented, "We are very excited to have this first look at the combined resource with the Hopi tribe, which is very encouraging. Our project has never been in as strong a position as it is today, and we are confident that the PEA that will be released within the next two weeks will make it even stronger."

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 121,000 acres. Passport has entered into a joint exploration agreement with the Hopi Tribe to work towards developing about13,000 acres of contiguous privately held Hopi land.

Quality Assurance and Quality Control

The standard operating and quality assurance procedures followed by Passport Potash employees have been instituted to make sure that all sampling techniques and results meet international reporting standards. Coring starts when the first significant gypsum interval (Upper Supai Formation) is intersected. Information about the drill holes and the on-site core descriptions are conducted according to international standards (depth intervals, recovery %, lithology, structure, alteration, rock type, weathered profile, sample intervals, remarks). Onsite field geologists collect the cuttings, bag and label them and place a small sub-sample into a chip tray for further treatment. Directly after being retrieved the cores are measured, cleaned, filed logged, packed in plastic poly sheeting and placed into sequentially numbered and labeled core boxes. Material is temporarily stored prior to transfer to the core facility in Apache Junction, Arizona, where significant intervals are dry cut in half. Half core samples are then bagged and carefully packed into boxes and shipped to the Saskatchewan Research Council in Saskatoon.

Passport is utilizing SRC's Potash ICP Analysis package designed for multi-element analysis of potash samples. SRC includes blanks, duplicates and their internal potash 003/004 standards in the analysis. SRC's analytical procedures have been more fully detailed in the NI 43-101 Technical Report, dated 30 March 2012, prepared for Passport Potash by ERCOSPLAN IngenieurgesellschaftGeotechnik undBergbaumbH. SRC is an ISO/IEC 17025:2005 certified facility.

Tim Henneberry, P.Geo., Advisor, and a Qualified Person as defined in National Instrument 43-101, has reviewed and approved the technical content of this news release.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:

Passport Potash Inc.
Peter J. Kletas
Investor Relations
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K OR FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.